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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   Form 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  February 7, 1997

Date of earliest
  event reported:         February 5, 1997


                              Chrysler Corporation
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             (Exact name of registrant as specified in its charter)


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 Delaware                               1-9161                     38-2673623
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
(State of                         (Commission File Number)         (IRS Employer
incorporation)                                                      Identification No.
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1000 Chrysler Drive, Auburn Hills, Michigan                      48326-2766
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      (Address of principal executive offices)                    (Zip Code)



                                   (810) 512-5420
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              (Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS.

                 On February 5, 1997, Chrysler Corporation, a Delaware corporation (the "Company"), issued, in a private sale to certain Initial Purchasers, $500 million in aggregate principal amount of the Company's 7.45% Debentures due 2097 (the "Private Debt Securities"). On February 6, 1997, the Company issued a Rule 135c. notice, in the form of the press release attached hereto as Exhibit 1 and incorporated herein by reference, announcing completion by Initial Purchasers of a Rule 144A sale of the Debt Securities to institutional investors on February 6, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 1.       Chrysler Corporation Press Release dated February 6,
                          1997.


                                  SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf.

                                        CHRYSLER CORPORATION
                                        (Registrant)



                                        By: /s/ William J. O'Brien
                                           --------------------------------
                                           William J. O'Brien
                                           Vice President, General
                                           Counsel and Secretary


Date:  February 7, 1997
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                                EXHIBIT INDEX


Exhibit No.               Description
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99.1                      Chrysler Corporation Press
                          Release dated February 6, 1997.





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